Supplement Dated January 31, 2017 to your Prospectus Dated May 2, 2016

The Board of Trustees of JPMorgan Insurance Trust approved a Plan of Liquidation of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”). Effective as of the close of business on May 19, 2017, any Contract Value allocated to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Sub-Account will be transferred to the Putnam VT Government Money Market Fund Sub-Account.

Due to the liquidation of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on May 17, 2017. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Effective as of the close of business on May 17, 2017:

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Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may provide us alternative allocation instructions prior to May 17, 2017. If you do not provide alternative allocation instructions prior to May 17, 2017, your enrollment will automatically be updated to replace the Portfolio with the Putnam VT Government Money Market Fund Sub-Account; and

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Asset Rebalancing and/or InvestEase®: If you are enrolled in an Asset Rebalancing and/or InvestEase® Program that includes the Portfolio you may provide us alternative instructions prior to May 17, 2017. If you do not provide us alternative instructions prior to May 17, 2017, we will automatically update your Asset Rebalancing and/or InvestEase® Program to replace the Portfolio with the Putnam VT Government Money Market Fund Sub-Account.

Effective as of the close of business on May 19, 2017:

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Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Portfolio, the model will be automatically updated on May 17, 2017 to replace the Portfolio with the Putnam VT Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time; and

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Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Portfolio, your income payments will continue to come out of the Portfolio until the Portfolio liquidates on May 19, 2017. Upon the Portfolio’s liquidation, all Contract Value in the Portfolio will be automatically transferred to the Putnam VT Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Portfolio with the Putnam VT Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to May 19, 2017.

Upon completion of the termination and liquidation of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, all references to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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